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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) July 30, 1996


                            PATTERSON ENERGY, INC.
         ------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


              Delaware                              0-22664                            75-2504748
   ------------------------------         ---------------------------        ------------------------------
    (State or other jurisdiction                  (Commission                       (I.R.S. Employer
          of incorporation)                      File Number)                      Identification No.)



 4510 Lamesa Highway, Snyder, Texas                    79549
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(Address of principal executive offices)             (Zip Code)



Registrant's telephone number, including area code:  (915) 573-1104
                                                   -----------------




                                   No Change
        --------------------------------------------------------------
        (Former name or former address, if changed since last report.)

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ITEM 1.          CHANGES IN CONTROL OF REGISTRANT.

                 Pursuant to action taken by the Registrant on July 30, 1996, the number of members of the Board of Directors of the Registrant was increased from 4 members to 5, and Vincent A. Rossi, Jr. was elected by the Board of Directors to fill the vacancy left by the increase and to serve in that capacity until the next Annual Meeting of the Corporation's Stockholders or his successor is elected and qualified.

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       PATTERSON ENERGY, INC.



Date: August 7, 1996                   /s/ James C. Brown
                                       -------------------------------
                                       James C. Brown
                                       Vice President-Finance





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